UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) AUGUST 17, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-24431                                       84-1417774
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    (Commission File Number)                   (IRS Employer Identification No.)

1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL                 33309
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     (Address of Principal Executive Offices)                       (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 17, 2008, InkSure Technologies, Inc. (the "Company") and Yaron Meerfeld entered into an Employment Agreement, effective as of July 1, 2008, (the "Employment Agreement").

Pursuant to the terms of the Employment Agreement, Mr. Meerfeld will continue to be employed by the Company as Chief Operating Officer and Interim Chief Executive Officer and will receive a monthly base salary of 45,000 NIS (approximately US$12,600, based on an exchange rate on August 18, 2008 of US$0.28 per 1 NIS). In addition, Mr. Meerfeld will receive benefits customary for executives in Israel.

The Employment Agreement will continue in effect until it is terminated. Mr. Meerfeld may terminate the agreement on 180 days' prior written notice and the Company may terminate the agreement on 270 days' prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains certain confidentiality and non-compete provisions. The description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Employment Agreement which is filed as an exhibit to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS

Exhibit 10.1 Employment Agreement, effective as of July 1, 2008 between the Company and Yaron Meerfeld.


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                                  EXHIBIT INDEX

EXHIBIT NUMBER       DSCRIPTION

10.1 Employment Agreement, effective as of July 1, 2008, between InkSure Technologies Inc. and Yaron Meerfeld.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  INKSURE TECHNOLOGIES, INC.
                                                  (Registrant)

                                                  By: /s/ Tzlil Peker
                                                  ------------------------------
                                                  Tzlil Peker
                                                  Chief Financial Officer

Date: August 21, 2008